American Century Investments®
Quarterly Portfolio Holdings
American Century® Emerging Markets Bond ETF (AEMB)
May 31, 2024

Emerging Markets Bond ETF - Schedule of Investments
MAY 31, 2024 (UNAUDITED)

	Principal Amount ($)/Shares	Value ($)
SOVEREIGN GOVERNMENTS AND AGENCIES — 70.7%
Angola — 1.6%
Angola Government International Bonds, 8.25%, 5/9/28(1)	200,000	188,924
Angola Government International Bonds, 9.375%, 5/8/48(1)	300,000	257,011
		445,935
Argentina — 2.2%
Argentina Republic Government International Bonds, 3.625%, 7/9/35	1,438,000	634,682
Bahrain — 1.0%
Bahrain Government International Bonds, 7.50%, 2/12/36(1)	100,000	102,522
Bahrain Government International Bonds, 7.50%, 9/20/47	200,000	193,181
		295,703
Brazil — 1.0%
Brazil Government International Bonds, 4.75%, 1/14/50	200,000	145,030
Brazil Government International Bonds, 7.125%, 5/13/54	130,000	127,196
		272,226
Chile — 3.7%
Chile Government International Bonds, 4.85%, 1/22/29	71,000	69,832
Chile Government International Bonds, 2.55%, 1/27/32	676,000	563,236
Chile Government International Bonds, 2.55%, 7/27/33	200,000	161,007
Chile Government International Bonds, 3.50%, 1/31/34	100,000	86,305
Chile Government International Bonds, 5.33%, 1/5/54	200,000	187,487
		1,067,867
Colombia — 2.8%
Colombia Government International Bonds, 3.125%, 4/15/31	200,000	157,252
Colombia Government International Bonds, 8.00%, 11/14/35	200,000	204,408
Colombia Government International Bonds, 6.125%, 1/18/41	515,000	430,224
		791,884
Costa Rica — 0.7%
Costa Rica Government International Bonds, 7.30%, 11/13/54(1)	200,000	207,669
Dominican Republic — 3.4%
Dominican Republic International Bonds, 4.50%, 1/30/30	350,000	319,329
Dominican Republic International Bonds, 4.875%, 9/23/32	600,000	538,733
Dominican Republic International Bonds, 5.30%, 1/21/41	145,000	123,100
		981,162
Ecuador — 2.0%
Ecuador Government International Bonds, 0.00%, 7/31/30(1)(2)	300,000	153,170
Ecuador Government International Bonds, 6.00%, 7/31/30(1)	100,000	67,393
Ecuador Government International Bonds, 3.50%, 7/31/35	690,000	355,511
		576,074
Egypt — 2.5%
Egypt Government International Bonds, 7.05%, 1/15/32	515,000	430,506
Egypt Government International Bonds, 7.30%, 9/30/33(1)	100,000	82,459
Egypt Government International Bonds, 8.50%, 1/31/47(1)	275,000	215,435
		728,400
El Salvador — 1.7%
El Salvador Government International Bonds, 6.375%, 1/18/27	300,000	264,204
El Salvador Government International Bonds, 8.625%, 2/28/29	50,000	43,651
El Salvador Government International Bonds, 0.25%, 4/17/30(1)	150,000	4,833
El Salvador Government International Bonds, 9.25%, 4/17/30(1)	150,000	131,649
El Salvador Government International Bonds, 7.65%, 6/15/35	75,000	53,705
		498,042

Ghana — 1.2%
Ghana Government International Bonds, 8.125%, 3/26/32(3)(4)	400,000	207,048
Ghana Government International Bonds, 8.95%, 3/26/51(1)(3)(4)	250,000	129,092
		336,140
Guatemala — 2.4%
Guatemala Government Bonds, 4.50%, 5/3/26(1)	200,000	193,750
Guatemala Government Bonds, 5.25%, 8/10/29(1)	200,000	191,250
Guatemala Government Bonds, 7.05%, 10/4/32	200,000	208,225
Guatemala Government Bonds, 6.125%, 6/1/50	100,000	90,313
		683,538
Hungary — 2.0%
Hungary Government International Bonds, 2.125%, 9/22/31(1)	350,000	275,114
Hungary Government International Bonds, 6.25%, 9/22/32(1)	300,000	307,443
		582,557
Indonesia — 2.0%
Indonesia Government International Bonds, 4.10%, 4/24/28	200,000	192,150
Indonesia Government International Bonds, 8.50%, 10/12/35	155,000	195,940
Indonesia Government International Bonds, 4.75%, 7/18/47	75,000	68,133
Perusahaan Penerbit SBSN Indonesia III, 5.60%, 11/15/33(1)	100,000	102,592
		558,815
Ivory Coast — 1.4%
Ivory Coast Government International Bonds, 8.25%, 1/30/37(1)	400,000	390,588
Jamaica — 0.7%
Jamaica Government International Bonds, 6.75%, 4/28/28	200,000	204,310
Jordan — 0.6%
Jordan Government International Bonds, 4.95%, 7/7/25(1)	100,000	98,198
Jordan Government International Bonds, 7.375%, 10/10/47(1)	100,000	87,344
		185,542
Kenya — 1.6%
Republic of Kenya Government International Bonds, 6.875%, 6/24/24(1)	260,000	259,512
Republic of Kenya Government International Bonds, 9.75%, 2/16/31(1)	110,000	110,088
Republic of Kenya Government International Bonds, 8.25%, 2/28/48(1)	100,000	83,807
		453,407
Mexico — 3.7%
Mexico Government International Bonds, 5.00%, 5/7/29	160,000	156,225
Mexico Government International Bonds, 4.75%, 4/27/32	435,000	404,550
Mexico Government International Bonds, 3.50%, 2/12/34	441,000	361,033
Mexico Government International Bonds, 6.00%, 5/7/36	150,000	147,566
		1,069,374
Morocco — 0.4%
Morocco Government International Bonds, 3.00%, 12/15/32(1)	150,000	119,925
Nigeria — 1.5%
Nigeria Government International Bonds, 7.375%, 9/28/33(1)	350,000	292,528
Nigeria Government International Bonds, 7.625%, 11/28/47(1)	200,000	150,451
		442,979
Oman — 1.6%
Oman Government International Bonds, 5.625%, 1/17/28(1)	200,000	199,479
Oman Government International Bonds, 6.75%, 1/17/48	250,000	252,477
		451,956
Pakistan — 1.7%
Pakistan Government International Bonds, 8.25%, 9/30/25	200,000	190,741
Pakistan Government International Bonds, 8.25%, 9/30/25(1)	75,000	71,528
Pakistan Government International Bonds, 6.00%, 4/8/26(1)	75,000	68,213
Pakistan Government International Bonds, 6.875%, 12/5/27(1)	60,000	52,659

Pakistan Government International Bonds, 8.875%, 4/8/51(1)	150,000	118,140
		501,281
Panama — 3.8%
Panama Government International Bonds, 3.16%, 1/23/30	200,000	167,249
Panama Government International Bonds, 6.40%, 2/14/35	50,000	47,163
Panama Government International Bonds, 6.875%, 1/31/36	491,000	474,950
Panama Government International Bonds, 8.00%, 3/1/38	178,000	186,570
Panama Government International Bonds, 4.50%, 4/16/50	325,000	215,773
		1,091,705
Paraguay — 0.6%
Paraguay Government International Bonds, 3.85%, 6/28/33(1)	200,000	173,008
Peru — 2.3%
Peru Government International Bonds, 2.78%, 1/23/31	300,000	253,023
Peru Government International Bonds, 8.75%, 11/21/33	200,000	240,365
Peru Government International Bonds, 3.00%, 1/15/34	220,000	176,462
		669,850
Philippines — 2.1%
Philippines Government International Bonds, 6.375%, 1/15/32	200,000	213,531
ROP Sukuk Trust, 5.05%, 6/6/29(1)	400,000	395,200
		608,731
Poland — 1.7%
Bank Gospodarstwa Krajowego, 5.375%, 5/22/33(1)	400,000	393,127
Republic of Poland Government International Bonds, 5.75%, 11/16/32	100,000	103,192
		496,319
Romania — 2.2%
Romania Government International Bonds, 6.625%, 2/17/28(1)	200,000	204,648
Romania Government International Bonds, 6.00%, 5/25/34(1)	300,000	293,583
Romania Government International Bonds, 7.625%, 1/17/53(1)	112,000	121,779
		620,010
Saudi Arabia — 2.4%
Saudi Government International Bonds, 4.75%, 1/18/28(1)	81,000	80,071
Saudi Government International Bonds, 4.625%, 10/4/47(1)	200,000	169,429
Saudi Government International Bonds, 5.75%, 1/16/54(1)	450,000	435,749
		685,249
Senegal — 0.4%
Senegal Government International Bonds, 6.25%, 5/23/33(1)	150,000	127,029
Serbia — 0.5%
Serbia International Bonds, 6.50%, 9/26/33(1)	140,000	140,927
South Africa — 1.0%
Republic of South Africa Government International Bonds, 5.75%, 9/30/49	400,000	288,816
Sri Lanka — 1.4%
Sri Lanka Government International Bonds, 6.75%, 4/18/28(1)(3)(4)	200,000	117,756
Sri Lanka Government International Bonds, 7.85%, 3/14/29(3)(4)	500,000	294,679
		412,435
Trinidad and Tobago — 0.6%
Trinidad & Tobago Government International Bonds, 5.95%, 1/14/31(1)	175,000	173,259
Turkey — 4.3%
Turkiye Government International Bonds, 6.00%, 3/25/27	200,000	197,393
Turkiye Government International Bonds, 9.875%, 1/15/28	250,000	274,569
Turkiye Government International Bonds, 9.125%, 7/13/30	225,000	245,081
Turkiye Government International Bonds, 7.625%, 5/15/34	100,000	100,572
Turkiye Government International Bonds, 6.625%, 2/17/45	200,000	172,387
Turkiye Government International Bonds, 5.75%, 5/11/47	300,000	230,063
		1,220,065

Ukraine — 1.0%
Ukraine Government International Bonds, 7.25%, 3/15/35(3)(4)	1,050,000	284,760
United Arab Emirates — 1.2%
Abu Dhabi Government International Bonds, 2.50%, 9/30/29(1)	400,000	354,866
Uruguay — 0.7%
Uruguay Government International Bonds, 5.75%, 10/28/34	180,000	186,041
Uzbekistan — 0.7%
Republic of Uzbekistan International Bonds, 6.90%, 2/28/32(1)	200,000	195,866
Venezuela — 0.4%
Venezuela Government International Bonds, 8.25%, 10/13/24(3)(4)	600,000	100,164
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $20,129,680)		20,309,156
CORPORATE BONDS — 19.5%
Brazil — 3.9%
3R Lux SARL, 9.75%, 2/5/31(1)	350,000	370,816
Acu Petroleo Luxembourg SARL, 7.50%, 7/13/35	237,577	227,027
Banco BTG Pactual SA, 6.25%, 4/8/29(1)	200,000	198,940
CSN Resources SA, 4.625%, 6/10/31(1)	200,000	158,488
Guara Norte SARL, 5.20%, 6/15/34(1)	171,358	156,160
		1,111,431
Chile — 0.7%
AES Andes SA, 6.30%, 3/15/29(1)	200,000	199,499
Colombia — 1.8%
Ecopetrol SA, 4.625%, 11/2/31	200,000	163,070
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA, 5.375%, 12/30/30(1)	417,000	348,519
		511,589
Indonesia — 0.5%
Medco Bell Pte. Ltd., 6.375%, 1/30/27	135,000	132,268
Luxembourg — 1.2%
EIG Pearl Holdings SARL, 4.39%, 11/30/46(1)	461,000	357,173
Malaysia — 0.7%
Petronas Capital Ltd., 4.55%, 4/21/50	225,000	193,016
Mexico — 4.0%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, VRN, 7.53%, 10/1/28	200,000	207,657
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	140,000	107,893
Petroleos Mexicanos, 6.49%, 1/23/27	164,000	156,007
Petroleos Mexicanos, 5.95%, 1/28/31	250,000	203,043
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	172,623
Tierra Mojada Luxembourg II SARL, 5.75%, 12/1/40(1)	151,985	139,974
Trust Fibra Uno, 7.375%, 2/13/34(1)	150,000	149,060
		1,136,257
Morocco — 0.7%
OCP SA, 6.75%, 5/2/34(1)	200,000	201,964
Netherlands — 0.3%
Yinson Boronia Production BV, 8.95%, 7/31/42(1)(5)	75,000	75,750
Paraguay — 0.4%
Bioceanico Sovereign Certificate Ltd., 0.00%, 6/5/34(2)	173,548	129,467
Qatar — 0.1%
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	50,000	45,080
Saudi Arabia — 0.6%
Saudi Arabian Oil Co., 4.25%, 4/16/39	200,000	171,932
South Africa — 3.5%
Eskom Holdings SOC Ltd., 7.125%, 2/11/25(1)	400,000	398,569
Eskom Holdings SOC Ltd., 6.35%, 8/10/28(1)	465,000	445,817

Prosus NV, 4.19%, 1/19/32	200,000	172,620
		1,017,006
United Kingdom — 0.7%
Sisecam U.K. PLC, 8.25%, 5/2/29(1)	200,000	204,474
United States — 0.4%
SierraCol Energy Andina LLC, 6.00%, 6/15/28(1)(6)	115,000	103,215
TOTAL CORPORATE BONDS (Cost $5,711,912)		5,590,121
U.S. TREASURY SECURITIES — 3.7%
U.S. Treasury Notes, 2.50%, 3/31/27(7)	300,000	282,856
U.S. Treasury Notes, 1.375%, 11/15/31(7)	400,000	321,719
U.S. Treasury Notes, 1.875%, 2/15/32(7)	400,000	332,328
U.S. Treasury Notes, 3.375%, 5/15/33(7)	131,000	120,251
TOTAL U.S. TREASURY SECURITIES (Cost $1,174,660)		1,057,154
SHORT-TERM INVESTMENTS — 4.5%
Money Market Funds — 4.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,202,743	1,202,743
State Street Navigator Securities Lending Government Money Market Portfolio(8)	81,055	81,055
TOTAL SHORT-TERM INVESTMENTS (Cost $1,283,798)		1,283,798
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $28,300,050)		28,240,229
OTHER ASSETS AND LIABILITIES — 1.6%		462,267
TOTAL NET ASSETS — 100.0%		$28,702,496

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	15	September 2024	$1,586,953	$1,232
U.S. Treasury Ultra Bonds	14	September 2024	1,714,125	(505)
			$3,301,078	$727
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	22	September 2024	$2,464,687	$(4,202)
U.S. Treasury Long Bonds	5	September 2024	580,313	(986)
			$3,045,000	$(5,188)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS§
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Brazilian Government International Bond	Buy	(1.00)%	6/20/29	$660,000	$11,232	$414	$11,646
Chile Government International Bonds	Buy	(1.00)%	6/20/29	$382,000	(7,456)	(1,832)	(9,288)
Colombia Government International Bond	Buy	(1.00)%	6/20/29	$670,000	24,192	1,016	25,208
Markit CDX Emerging Markets Index Series 41	Buy	(1.00)%	6/20/29	$710,000	22,549	(4,732)	17,817
Markit CDX North America High Yield Index Series 41	Buy	(5.00)%	12/20/28	$633,600	(40,949)	(8,969)	(49,918)
Mexico Government International Bond	Buy	(1.00)%	6/20/29	$995,000	(2,534)	(1,874)	(4,408)
Republic of South Africa Government International Bond	Buy	(1.00)%	6/20/29	$861,000	55,514	(6,134)	49,380
					$62,548	$(22,111)	$40,437

§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $11,750,454, which represented 40.9% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Security is in default.
(4)Non-income producing.
(5)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(6)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $77,187. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(7)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $690,564.
(8)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $81,055.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$20,309,156	—
Corporate Bonds	—	5,590,121	—
U.S. Treasury Securities	—	1,057,154	—
Short-Term Investments	$1,283,798	—	—
	$1,283,798	$26,956,431	—
Other Financial Instruments
Futures Contracts	$1,232	—	—
Swap Agreements	—	$104,051	—
	$1,232	$104,051	—
Liabilities
Other Financial Instruments
Futures Contracts	$5,693	—	—
Swap Agreements	—	$63,614	—
	$5,693	$63,614	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.